Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    November 30, 2017

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	12/29/2017	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    November 1, 2017 to November 30, 2017

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$4,358,203.46	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	761,492.48		20,787,371.97
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$761,492.48		$20,787,371.97

3.	Cash Disbursements
	Operations	948,825.32		24,364,527.90
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	48,415.86		2,047,758.90
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		36,063.18

	Total Cash Disbursements	$997,241.18		$26,702,671.58

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(235,748.70)		(5,915,299.61)

5.	Ending Cash Balance (to Form 2-C)	$4,122,454.76	(2)	$4,122,454.76	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	3,758,076.12

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	ANB Bank - 2000007113	174,092.39

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$4,122,454.76	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    November 1, 2017 to November 30, 2017

CASH RECEIPTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
11/9/2017	Hilcorp Energy Company	Revenue - operated properties	$22.51
11/9/2017	Peak Powder River Resoures LLC	Revenue - non-operated properties	141.25
11/9/2017	SM Energy	Revenue - non-operated properties	189.11
11/9/2017	Warren Resources, Inc.	Revenue - non-operated properties	215.01
11/9/2017	URBAN OIL & GAS GROUP, LLC	Revenue - non-operated properties	680.69
11/9/2017	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	1,085.83
11/9/2017	Zavanna, LLC	Revenue - non-operated properties	1,273.04
11/9/2017	GMT Exploration Co., LLC	Revenue - non-operated properties	1,891.31
11/9/2017	Continental Resources, Inc.	Revenue - non-operated properties	2,338.77
11/9/2017	Statoil Oil & Gas LP	Revenue - non-operated properties	2,698.38
11/9/2017	Anadarko Petroleum Corp.	Revenue - non-operated properties	7,430.49
11/9/2017	Tundra Resources LLC	Joint interest billing reimbursement	18.01
11/9/2017	McCartney Minerals, LLC	Joint interest billing reimbursement	776.51
11/16/2017	Black Bear Oil Corp.	Revenue - non-operated properties	2.57
11/16/2017	Omimex Petroleum Inc	Revenue - non-operated properties	6.27
11/16/2017	BreitBurn Operating LP	Revenue - non-operated properties	10.02
11/16/2017	Sunshine Valley Petroleum Corp	Revenue - non-operated properties	298.94
11/16/2017	Carbon Creek Energy, LLC	Revenue - non-operated properties	841.96
11/16/2017	Oasis Petroleum North America	Revenue - non-operated properties	965.67
11/16/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,240.03
11/16/2017	Oasis Petroleum North America	Revenue - non-operated properties	3,643.09
11/16/2017	Thunder Oil and Gas	Joint interest billing reimbursement	2.74
11/16/2017	Providence Energy Corp.	Joint interest billing reimbursement	2.93
11/16/2017	Jackal Oil Company	Joint interest billing reimbursement	3.66
11/16/2017	HHE - AS - 2005	Joint interest billing reimbursement	7.30
11/16/2017	John Lockridge	Joint interest billing reimbursement	8.43
11/16/2017	PetroHill Resources, LLC	Joint interest billing reimbursement	11.89
11/16/2017	Chinn Family LTD Partnership	Joint interest billing reimbursement	12.31
11/16/2017	Cajun-Ivy Investments	Joint interest billing reimbursement	14.68
11/16/2017	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	32.23
11/16/2017	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	34.72
11/16/2017	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	69.50
11/16/2017	McCartney Minerals, LLC	Joint interest billing reimbursement	302.06
11/20/2017	XTO Energy	Revenue - non-operated properties	11,688.06
11/24/2017	XTO Energy	Revenue - non-operated properties	838.06
11/24/2017	ConocoPhillips Company	Revenue - non-operated properties	18,815.08
11/30/2017	Summit Energy LLC	Revenue - operated properties	703,857.91

		Total Cash Receipts	$761,471.02	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    November 1, 2017 to November 30, 2017

CASH RECEIPTS DETAIL	Account No:	2000007113

 (attach additional sheets as necessary)

Date	Payer	Description	Amount

11/30/2017	ANB Bank	November 2017 interest	21.46

		Total Cash Receipts - Operations	$21.46	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    November 1, 2017 to November 30, 2017

CASH DISBURSEMENTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
11/2/2017	EFT	Towne Park	General and administrative expenses	$242.99
11/3/2017	47524	Alsco	Field operating expenses	1,275.26
11/3/2017	47525	C&G Roustabout Services, LLC	Field operating expenses	5,598.08
11/3/2017	47526	Complete Energy Services, Inc.	Field operating expenses	4,479.30
11/3/2017	47527	EON Office	General and administrative expenses	14.14
11/3/2017	47528	High Country Search Group	General and administrative expenses	1,512.00
11/3/2017	47529	KLX Energy Services LLC	Field operating expenses	8,609.40
11/3/2017	47530	Mutual of Omaha Bank	Legal fees - Creditor	17,167.95
11/3/2017	47531	Neofirma, Inc.	General and administrative expenses	6,737.00
11/3/2017	47532	RPA Advisors, LLC	Professional fees - Creditor	11,542.92
11/3/2017	47533	Sky Blue Enterprises, Inc.	Field operating expenses	2,167.71
11/3/2017	47534	True Value of Rawlins	Field operating expenses	71.51
11/3/2017	47535	Warren Energy Services	Field operating expenses	65,076.22
11/3/2017	47536	Warren Resources, Inc.	Joint interest billing payment	115,184.92
11/3/2017	47537	Winchester Well Service, Inc.	Field operating expenses	25,242.53
11/3/2017	EFT	CoAdvantage	Payroll 11.3.17	56,123.80
11/7/2017	EFT	Amazon	Field operating expenses	28.42
11/7/2017	EFT	CED Inc.	Field operating expenses	1,582.53
11/7/2017	EFT	UPS	Field operating expenses	31.15
11/9/2017	EFT	CED Inc.	Field operating expenses	556.02
11/10/2017	47538	361 Services Inc	General and administrative expenses	4,737.50
11/10/2017	47539	All American Records	General and administrative expenses	183.73
11/10/2017	47540	Calibration Tech. & Supply Inc	Field operating expenses	3,964.35
11/10/2017	47541	Complete Energy Services, Inc.	Field operating expenses	3,872.70
11/10/2017	47542	Culligan, Inc.	General and administrative expenses	32.33
11/10/2017	47543	GTT Communications, Inc	General and administrative expenses	735.85
11/10/2017	47544	High Desert Services	Field operating expenses	1,538.50
11/10/2017	47545	Homax Oil Sales Inc.	Field operating expenses	1,374.30
11/10/2017	47546	James T. Albi	Employee expense reimbursement	622.09
11/10/2017	47547	Konica Minolta	General and administrative expenses	673.72
11/10/2017	47548	Merrill Communications LLC	General and administrative expenses	1,700.00
11/10/2017	47549	Onsager | Fletcher |	Legal fees - Debtor	5,700.84
11/10/2017	47550	REDDOG Systems Inc.	General and administrative expenses	1,054.00
11/10/2017	47551	RPA Advisors, LLC	Professional fees - Creditor	13,764.67
11/10/2017	47552	Roberto Lopez-Zaragoza	Employee expense reimbursement	127.17
11/10/2017	47553	Robidoux Oilfield Services	Field operating expenses	634.97
11/10/2017	47554	Rocky Mountain Power	Field operating expenses	108,391.72
11/10/2017	47555	Shelco	Field operating expenses	1,658.05
11/10/2017	47556	Verizon Wireless	Field operating expenses	75.57
11/10/2017	47557	Zedi	Field operating expenses	734.40
11/13/2017	EFT	PayFlex Systems USA, Inc.	General and administrative expenses	1,011.00

11/13/2017	EFT	Francotyp-Postalia, Inc.	General and administrative expenses	200.00
11/14/2017	EFT	UPS	Field operating expenses	36.70
11/14/2017	EFT	UPS	Field operating expenses	23.39
11/14/2017	EFT	Amazon	Field operating expenses	88.46
11/15/2017	47558	Office of State Lands & Invest	Payment of royalties/overrides	5,224.69
11/15/2017	47559	Oil & Gas Conservation Comm.	Conservation tax	352.83
11/15/2017	EFT	SP Plus Corporation	General and administrative expenses	1,710.00
11/16/2017	47560	Rosemont WTC Denver	General and administrative expenses	8,229.45
11/16/2017	EFT	CED Inc.	Field operating expenses	252.51
11/16/2017	EFT	Amazon	Field operating expenses	34.90
11/16/2017	EFT	Sump Pumps Direct	Field operating expenses	660.00
11/16/2017	EFT	CED Inc.	Field operating expenses	204.58
11/17/2017	EFT	Union Telephone Company	Field operating expenses	213.15
11/17/2017	EFT	CoAdvantage	Payroll 11.17.17	57,913.09
11/20/2017	EFT	Amazon	Field operating expenses	140.35
11/20/2017	EFT	Microsoft	General and administrative expenses	125.79
11/21/2017	47561	361 Services Inc	General and administrative expenses	5,333.75
11/21/2017	47562	Anadarko E&P Onshore LLC	Joint interest billing payment	3,756.95
11/21/2017	47563	Bayswater Exploration & Prod	Joint interest billing payment	4.65
11/21/2017	47564	Burlington Resources	Joint interest billing payment	28,796.58
11/21/2017	47565	C&G Roustabout Services, LLC	Field operating expenses	2,885.52
11/21/2017	47566	CSI Compressco Sub Inc.	Field operating expenses	12,134.90
11/21/2017	47567	Calibration Tech. & Supply Inc	Field operating expenses	853.03
11/21/2017	47568	Complete Energy Services, Inc.	Field operating expenses	7,161.30
11/21/2017	47569	Computershare Trust Co, Inc.	General and administrative expenses	798.10
11/21/2017	47570	DNOW L.P.	Field operating expenses	236.78
11/21/2017	47571	Davis Construction	Field operating expenses	1,051.00
11/21/2017	47572	Davis Family Inc.	Field operating expenses	518.83
11/21/2017	47573	Drummond Refrigeration LLC	Field operating expenses	177.38
11/21/2017	47574	Dubois Telephone Exchange	Field operating expenses	240.19
11/21/2017	47575	EON Office	General and administrative expenses	370.80
11/21/2017	47576	High Country Search Group	General and administrative expenses	1,512.00
11/21/2017	47577	Homax Oil Sales Inc.	Field operating expenses	1,277.68
11/21/2017	47578	IHS Global Inc.	General and administrative expenses	2,586.29
11/21/2017	47579	Insurance Risk Partners, LLC	General and administrative expenses	5,810.00
11/21/2017	47580	Iron J Towing Inc	Field operating expenses	350.00
11/21/2017	47581	KLX Energy Services LLC	Field operating expenses	64,527.82
11/21/2017	47582	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	29.07
11/21/2017	47583	Linn Energy LLC	Joint interest billing payment	27.13
11/21/2017	47584	Moncrief Royalty Account	Joint interest billing payment	958.32
11/21/2017	47585	Montex Drilling Company	Joint interest billing payment	755.88
11/21/2017	47586	NOV Process & Flow	Field operating expenses	5,851.20
11/21/2017	47587	Oasis Petroleum North America	Joint interest billing payment	155.33
11/21/2017	47588	Patrick R. Sheehan	Field operating expenses	700.00
11/21/2017	47589	Powder River Energy Group	Field operating expenses	357.26
11/21/2017	47590	Rawlins Automotive, Inc.	Field operating expenses	65.83
11/21/2017	47592	Roberto Lopez-Zaragoza	Employee expense reimbursement	34.37
11/21/2017	47593	Rocky Mountain Oilfield Whse	Field operating expenses	258.64
11/21/2017	47594	Sky Blue Enterprises, Inc.	Field operating expenses	1,136.85

11/21/2017	47595	Skyline Motors Inc.	Field operating expenses	725.12
11/21/2017	47596	Transzap, Inc.	Field operating expenses	160.74
11/21/2017	47597	True Value of Rawlins	Field operating expenses	118.07
11/21/2017	47598	URBAN OIL & GAS GROUP, LLC	Joint interest billing payment	1,681.50
11/21/2017	47599	Winchester Well Service, Inc.	Field operating expenses	32,884.90
11/21/2017	47600	ZOCO Unlimited, Inc.	Field operating expenses	750.00
11/21/2017	47601	Zavanna, LLC	Joint interest billing payment	2,153.92
11/21/2017	47602	Natrona County Treasurer	Field operating expenses	528.39
11/21/2017	EFT	Amazon	General and administrative expenses	224.70
11/21/2017	EFT	Amazon	General and administrative expenses	161.25
11/22/2017	47603	Oklahoma Tax Commission	General and administrative expenses	100.00
11/22/2017	EFT	Amazon	General and administrative expenses	47.99
11/24/2017	EFT	Wyoming Depart of Revenue	Severance Tax	42,288.48
11/27/2017	EFT	Start Meeting	General and administrative expenses	31.48
11/29/2017	EFT	CoAdvantage	Payroll 12.1.17	57,182.24
11/29/2017	EFT	Brownstein Hyatt Farber Schreck	Royalties/overrides settlement payment	70,000.00
11/30/2017	EFT	Office of Natural Resources	Payment of royalties/overrides	86,106.77
11/30/2017	EFT	Comcast	General and administrative expenses	141.00

			Total Cash Disbursements - Operating	$997,241.18	(1)

			Total Cash Disbursements	$997,241.18

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    November 30, 2017

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$4,122,455	$10,037,754
Accounts Receivable (from Form 2-E)		1,281,376	1,843,543
Receivable from Officers, Employees, Affiliates		37,697	408,716
Inventory		2,267,328	1,995,798
Other Current Assets :(List)	Cash held in escrow	333,822	303,393
	Prepaid expenses and deposits	259,555	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$8,302,233	$15,501,971

Fixed Assets (at cost):
Land		$1,169,006	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,931,269	166,099,098
Total Fixed Assets		168,100,275	167,268,109
Less: Accumulated Depreciation		(123,725,693)	(107,050,551)
Net Fixed Assets		$44,374,582	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$58,153,817	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,217,543	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		231,843	-
Post-petition Taxes Payable (from Form 2-E)		1,058,500	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	346,738	-
	Other accrued liabilities and expenses	1,300,448	-
	Payable to affiliate	922,679
Total Post Petition Liabilities		5,077,751	$2,548

Pre Petition Liabilities:
Secured Debt		41,099,202	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,597,742	11,429,928
Total Pre Petition Liabilities		51,808,223	54,482,954

TOTAL LIABILITIES		$56,885,974	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(25,338,067)	-
TOTAL OWNERS' EQUITY		$1,267,843	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$58,153,817	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    November 1, 2017 to November 30, 2017

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$720,266	$18,090,724
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$720,266	$18,090,724

Cost of Goods Sold	841,989	19,131,528

Gross Profit	$(121,723)	$(1,040,804)

Operating Expenses:
Officer Compensation	$18,462	$857,387
Selling, General and Administrative	67,926	2,332,754
Rents and Leases	16,759	229,544
Depreciation, Depletion and Amortization	670,696	16,675,144
Other (list):	0	0
	0	0

Total Operating Expenses	$773,843	$20,094,829

Operating Income (Loss)	$(895,566)	$(21,135,633)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	71	4,910
Interest Expense	(67,350)	(1,558,356)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(67,279)	$(1,770,568)

Reorganization Expenses
Legal and Professional Fees	$44,870	$2,350,164
Other Reorganization Expense	0	81,702

Total Reorganization Expenses	$44,870	$2,431,866

Net Income (Loss) Before Income Taxes	$(1,007,715)	$(25,338,067)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(1,007,715)	$(25,338,067)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    November 1, 2017 to November 30, 2017

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	13,323	(13,323)	$ -
Employee FICA taxes withheld	$ -	4,580	(4,580)	$ -
Employer FICA taxes	$ -	4,785	(4,785)	$ -
Unemployment taxes	$ -			$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -			$ -
Other:_state income tax withheld	$ -	2,068	(2,068)	$ -
Local
Personal property taxes	$ 878,048	55,734		$ 933,782
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 126,529	40,869	(42,680)	$ 124,718
			Total unpaid post-petition taxes	$ 1,058,500
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2018	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	7/6/2018	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2018	4/1/2018
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2018	4/1/2018
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2018	4/1/2018
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    November 1, 2017 to November 30, 2017

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				45,341	45,341
Post-petition receivables	1,154,375	1,227	517	79,916	1,236,035
Total	1,154,375	1,227	517	125,257	1,281,376

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	600,882	238,696	11,476	366,489	1,217,543
Other Payables
Total	600,882	238,696	11,476	366,489	1,217,543

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$22,121	($5,736)		$119,457
Counsel for Unsecured
Creditors' Committee		$600			$59,120
Trustee's Counsel
Accountant		$6,500			$15,375
Creditor Counsel	$190,286	$3,381	($17,168)		$9,040
Creditor Advisors		$12,509	($25,512)		$22,302
Other:					$6,549
Total	$190,286	$45,111	($48,416)		$231,843
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 11/3, 11/17		18,462

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           November 30, 2017

			Cash	Quarterly		Date
Month	Year		Disbursements **	Fee Due	Check No.	Paid

January	2017		$857,879
February	2017		$ 997,200
March	2017		$ 1,118,447

TOTAL 1st Quarter			$ 2,973,527	$ 9,750	46740	April 20, 2017

April	2017		$ 1,287,849
May	2017		$ 713,750
June	2017		$ 1,664,908

TOTAL 2nd Quarter			$ 3,666,507	$ 10,400	47067	July 20, 2017

July	2017		$ 867,559
August	2017		$ 863,547
September	2017		$ 1,102,429

TOTAL 3rd Quarter			$ 2,833,535	$ 9,750	47477	October 20, 2017

October	2017		$ 821,525
November	2017		$ 997,241
December	2017

TOTAL 4th Quarter			$ 1,818,767

FEE SCHEDULE (as of DECEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee		Quarterly Disbursements		Fee
$0 to $14,999.....................		$325		$1,000,000 to $1,999,999....................		$6,500
$15,000 to $74,999.............		$650		$2,000,000 to $2,999,999...................		$9,750
$75,000 to $149,999.............		$975		$3,000,000 to $4,999,999.....................		$10,400
$150,000 to $224,999.........		$1,625		$5,000,000 to $14,999,999 …….		$13,000
$225,000 to $299,999..........		$1,950		$15,000,000 to $29,999,999….		$20,000
$300,000 to $999,999.........................		$4,875		$30,000,000 or more		$30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    November 30, 2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from November 1st through November 30th, there were no material unusual or non-recurring accounting transactions recorded in the accompanying financial statements.

The Debtor continues to pursue a joint sale of its Atlantic Rim coalbed methane properties, along with Warren Resources, Inc., and will file any related sale documents with the Court accordingly.

The Court has scheduled a status update hearing for the Debtor on January 11, 2018.

Other significant events after the close of the reporting period:

In December 2017, the Debtor executed purchase and sales agreements with third-parties for the sale of its North Dakota/Montana (Bakken) properties and the sale of an oil well in Wyoming. The Debtor subsequently filed sales motions with the Court. The Debtor expects to close on the sales of these properties shortly after the Court issues an order granting these sales motions.

Rev. 1/15/14